Exhibit 10.7

AMENDMENT TO PROMISSORY NOTE

THIS AMENDMENT TO PROMISSORY NOTE (“Amendment”) is made as of August 30, 2019 by and between John Lampsa and Ursula Lampsa collectively (“Noteholder”) and EVO Equipment Leasing LLC (“Maker”).

RECITALS

The Maker executed that certain Promissory Note dated February 1, 2019, payable to the order of Noteholder in the original principal amount of $6,430,000.00 (the “Note”). Maker has requested that Noteholder permit certain modifications to the Note as described below. Noteholder has agreed to such modifications, but only upon the terms and conditions stated in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, Maker and Noteholder hereby agree as follows:

1.	Amendment to Note. Notwithstanding any contrary provisions in the Note, the Note shall be amended as follows, with all changes effective as of the date of this Amendment.

2.	Maturity Date. The maturity date shall be extended to November 30, 2022.

3.	No Novation. Except as specifically amended hereby, the Note shall remain in full force and effect in accordance with its terms. This is an amendment, not a novation.

4.	No Waiver. This Amendment shall not be construed to deemed to be a waiver by Noteholder of any existing defaults by Maker under the Note, whether known or undiscovered. All agreements, representations, and warranties made herein shall survive the execution of this Amendment.

5.	Counterparts and Authority. This Amendment may be signed in any number of counterparts, each of which shall be construed as an original, but when taken together shall constitute one document. The undersigned represents and warrants that it has the authority and all necessary consents to enter into this Agreement.

[Signatures on the following page]

IN WITNESS WHEREOF, Maker and Noteholder have executed this Amendment as of the date first above written.

NOTEHOLDER

/s/ John Lampsa
John Lampsa

/s/ Ursula Lampsa
Ursula Lampsa

MAKER

/s/ Damon Cuzick
EVO Equipment Leasing LLC
Damon Cuzick, President